                                                                      EXHIBIT 11

                    PONDER INDUSTRIES, INC., AND SUBSIDIARIES

                    COMPUTATION OF EARNINGS (LOSS) PER SHARE
                    (IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                               YEARS ENDED AUGUST 31
                                                              ------------------------------------------------------
                                                                   1997                 1996                 1995
                                                              ------------         ------------         ------------
COMPUTATION OF PRIMARY LOSS PER SHARE:

  Net loss ..............................................     $     (9,921)        $     (3,892)        $     (3,092)
                                                              ============         ============         ============
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK
  OUTSTANDING ...........................................       13,641,558            8,717,912            6,377,564
WEIGHTED AVERAGE INCREMENTAL SHARES OUTSTANDING UPON
  ASSUMED CONVERSION OF OPTIONS .........................               --                   --                   --
                                                              ------------         ------------         ------------
WEIGHTED AVERAGE COMMON SHARES AND COMMON SHARE
  EQUIVALENTS USED FOR COMPUTATION ......................       13,641,558            8,717,912            6,377,564
                                                              ============         ============         ============
PRIMARY LOSS PER COMMON SHARE AND COMMON SHARE
  EQUIVALENT ............................................     $       (.73)        $       (.45)        $       (.48)
                                                              ============         ============         ============
COMPUTATION OF FULLY DILUTED LOSS PER SHARE:

  Net loss ..............................................     $     (9,921)        $     (3,892)        $     (3,092)

  Interest not incurred upon assumed conversion of
     convertible debentures .............................              422                  254                   --
                                                              ------------         ------------         ------------
  Net loss available to common stockholders used for
     computation ........................................     $     (9,499)        $     (3,638)        $     (3,092)
                                                              ============         ============         ============
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK
  OUTSTANDING ...........................................       13,641,558            8,717,912            6,377,564
WEIGHTED AVERAGE INCREMENTAL SHARES OUTSTANDING UPON
  ASSUMED CONVERSION OF OPTIONS .........................           12,740               30,586                   --
WEIGHTED AVERAGE INCREMENTAL SHARES OUTSTANDING UPON
  ASSUMED CONVERSION OF CONVERTIBLE DEBENTURES ..........        9,609,159            2,790,506                   --
                                                              ------------         ------------         ------------
WEIGHTED AVERAGE COMMON SHARES AND COMMON SHARE
  EQUIVALENTS USED FOR COMPUTATION ......................       23,263,457           11,539,004            6,377,564
                                                              ============         ============         ============
LOSS PER COMMON SHARE AND COMMON SHARE EQUIVALENT
  ASSUMING FULL DILUTION ................................     $       (.41)(a     $       (.32)(a     $       (.48)
                                                              ============         ============         ============

----------

     (a) This calculation is submitted in accordance with Item 601(b)(11) of Regulation S-K although it is not required by APB Opinion No. 15 Because it is antidilutive.

2. FINANCIAL STATEMENT SCHEDULES

         None

         Schedules of the Company are omitted because of the absence of the conditions under which they are required or because the required information is included in the consolidated financial statements or notes thereto.

3. EXHIBIT INDEX

EXHIBIT
 NUMBER                                         IDENTIFICATION OF EXHIBIT
-------          -----------------------------------------------------------------------------------------
  3.1(i)    --   Certificate of Incorporation of Ponder Industries, Inc. (incorporated herein by reference to Exhibit 3 filed to Registration Statement on Form S-1 [Commission File No.
                 33-33190]).

  3.1(ii)   --   Bylaws of Ponder Industries, Inc. (incorporated herein by reference to Exhibit 3 filed to Registration Statement on Form S-1 [Commission File No. 33-33190]).

 10.1       --   Loan Agreement with KBK Financial, Inc. (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.2       --   Collateral Security Agreement with KBK Financial, Inc. Dated November 27, 1996
                 (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.3       --   Security Agreement--Pledge with KBK Financial, Inc. (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.4       --   Revolving Account Transfer and Purchase Agreement with KBK Financial, Inc.
                 (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.5       --   Regulation S Subscription Agreement dated March 31, 1997 between Ponder Industries,
                 Inc. and Optimum Fund (incorporated herein by reference to Form 8-K filed April 15,
                 1997).

 10.6       --   Regulation S Subscription Agreement dated April 23, 1997 between Ponder Industries,
                 Inc. and Orez Ltd. (incorporated herein by reference to Form 8-K filed May 7, 1997).

 10.7       --   Regulation S Subscription Agreement dated June 19, 1997 between Ponder Industries, Inc.
                 and Charles Kucey (incorporated herein by reference to Form 8-K filed June 26, 1997).

*11         --   Computation of Earnings (Loss) Per Share

 21         --   Subsidiaries

                                                                                               Name Under
                                                                          State of                Which
             Name                                                       Incorporation        Doing Business
             -------------------------------------------------          -------------        --------------
                                                                                             Ponder Energy
             Ponder Energy Services, Inc.  . . . . . . . . . .            Delaware           Services, Inc.

*23.1   --   Consent of Arthur Andersen LLP

*23.2   --   Consent of Hairston, Kemp, Sanders & Stich, P.C.

*27     --   Financial Data Schedule

----------

* Filed herewith

(b) REPORTS ON FORM 8-K.

         Form 8-K filed April 15, 1997, reporting Regulation S Subscription Agreement dated March 31, 1997 between Ponder Industries, Inc. and Optimum Fund.

         Form 8-K filed May 7, 1997, reporting Regulation S Subscription Agreement dated April 23, 1997 between Ponder Industries, Inc. and Orez Ltd.

         Form 8-K filed June 26, 1997, reporting Regulation S Subscription Agreement dated June 19, 1997 between Ponder Industries, Inc. and Charles Kucey.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on November 24, 1997.


                                    PONDER INDUSTRIES, INC.



                                    By:      /s/ EUGENE L. BUTLER
                                       ---------------------------------------
                                                 Eugene L. Butler,
                                       President, Chief Executive Officer and
                                          Chairman of the Board of Directors



                                    By:      /s/ GERALD A. SLAUGHTER
                                       ---------------------------------------
                                                 Gerald A. Slaughter,
                                                Senior Vice President,
                                               Chief Financial Officer
                                       (Chief Financial and Accounting Officer)

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Act of 1934, this report has been signed below by the following persons in the capacities indicated on November 24, 1997.



                Signature                                                    Title
                ---------                                                    -----
              /s/ EUGENE L. BUTLER                          President, Chief Executive Officer and Chairman of
---------------------------------------------------         the Board of Directors
                  Eugene L. Butler

              /s/  FRANK J. WALL
---------------------------------------------------
                   Frank J. Wall                            Senior Vice President of Operations and Director

              /s/   JOE R. NEMEC
---------------------------------------------------
                    Joe R. Nemec                            Director

              /s/   JOHN ROANE
---------------------------------------------------
                    John Roane                              Director

          /s/ RITTIE W. MILLIMAN, SR.
---------------------------------------------------
              Rittie W. Milliman, Sr.                       Director


              /s/ JOHN M. LE SEELLEUR
---------------------------------------------------
                  John M. Le Seelleur                       Director

                               INDEX TO EXHIBITS


EXHIBIT
 NUMBER                                         IDENTIFICATION OF EXHIBIT
-------          -----------------------------------------------------------------------------------------
  3.1(i)    --   Certificate of Incorporation of Ponder Industries, Inc. (incorporated herein by reference to Exhibit 3 filed to Registration Statement on Form S-1 [Commission File No.
                 33-33190]).

  3.1(ii)   --   Bylaws of Ponder Industries, Inc. (incorporated herein by reference to Exhibit 3 filed to Registration Statement on Form S-1 [Commission File No. 33-33190]).

 10.1       --   Loan Agreement with KBK Financial, Inc. (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.2       --   Collateral Security Agreement with KBK Financial, Inc. Dated November 27, 1996
                 (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.3       --   Security Agreement--Pledge with KBK Financial, Inc. (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.4       --   Revolving Account Transfer and Purchase Agreement with KBK Financial, Inc.
                 (incorporated herein by reference to Form 10-Q for quarter ending February 28, 1997).

 10.5       --   Regulation S Subscription Agreement dated March 31, 1997 between Ponder Industries,
                 Inc. and Optimum Fund (incorporated herein by reference to Form 8-K filed April 15,
                 1997).

 10.6       --   Regulation S Subscription Agreement dated April 23, 1997 between Ponder Industries,
                 Inc. and Orez Ltd. (incorporated herein by reference to Form 8-K filed May 7, 1997).

 10.7       --   Regulation S Subscription Agreement dated June 19, 1997 between Ponder Industries, Inc.
                 and Charles Kucey (incorporated herein by reference to Form 8-K filed June 26, 1997).

*11         --   Computation of Earnings (Loss) Per Share

 21         --   Subsidiaries



                                                                                               Name Under
                                                                          State of                Which
             Name                                                       Incorporation        Doing Business
             -------------------------------------------------          -------------        --------------
                                                                                             Ponder Energy
             Ponder Energy Services, Inc.  . . . . . . . . . .            Delaware           Services, Inc.

*23.1   --   Consent of Arthur Andersen LLP

*23.2   --   Consent of Hairston, Kemp, Sanders & Stich, P.C.

*27     --   Financial Data Schedule


----------

* Filed herewith

                                                                      EXHIBIT 11

                   PONDER INDUSTRIES, INC., AND SUBSIDIARIES

                    COMPUTATION OF EARNINGS (LOSS) PER SHARE
                    (IN THOUSANDS, EXCEPT SHARE INFORMATION)

                                                                              YEARS ENDED AUGUST 31
                                                                  -------------------------------------------
                                                                      1997            1996             1995
                                                                  -----------     -----------      ----------
COMPUTATION OF PRIMARY LOSS PER SHARE:
  Net loss  . . . . . . . . . . . . . . . . . . . . . . . . . .   $    (9,921)    $    (3,892)     $   (3,092)
                                                                  ===========     ===========      ==========
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK
  OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . . .    13,641,558       8,717,912       6,377,564
WEIGHTED AVERAGE INCREMENTAL SHARES OUTSTANDING UPON
  ASSUMED CONVERSION OF OPTIONS . . . . . . . . . . . . . . . .            --              --              --
                                                                  -----------     -----------      ----------
WEIGHTED AVERAGE COMMON SHARES AND COMMON SHARE
  EQUIVALENTS USED FOR COMPUTATION  . . . . . . . . . . . . . .    13,641,558       8,717,912       6,377,564
                                                                  ===========     ===========      ==========
PRIMARY LOSS PER COMMON SHARE AND COMMON SHARE
  EQUIVALENT  . . . . . . . . . . . . . . . . . . . . . . . . .   $      (.73)    $      (.45)     $     (.48)
                                                                  ===========     ===========      ==========
COMPUTATION OF FULLY DILUTED LOSS PER SHARE:
  Net loss  . . . . . . . . . . . . . . . . . . . . . . . . . .   $    (9,921)    $    (3,892)     $   (3,092)
  Interest not incurred upon assumed conversion of
     convertible debentures . . . . . . . . . . . . . . . . . .           422             254              --
                                                                  -----------     -----------      ----------
  Net loss available to common stockholders used for
     computation  . . . . . . . . . . . . . . . . . . . . . . .   $    (9,499)    $    (3,638)     $   (3,092)
                                                                  ===========     ===========      ==========
WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK
  OUTSTANDING . . . . . . . . . . . . . . . . . . . . . . . . .    13,641,558       8,717,912       6,377,564
WEIGHTED AVERAGE INCREMENTAL SHARES OUTSTANDING UPON
  ASSUMED CONVERSION OF OPTIONS . . . . . . . . . . . . . . . .        12,740          30,586              --
WEIGHTED AVERAGE INCREMENTAL SHARES OUTSTANDING UPON
  ASSUMED CONVERSION OF CONVERTIBLE DEBENTURES  . . . . . . . .     9,609,159       2,790,506              --
                                                                  -----------     -----------      ----------
WEIGHTED AVERAGE COMMON SHARES AND COMMON SHARE
  EQUIVALENTS USED FOR COMPUTATION  . . . . . . . . . . . . . .    23,263,457      11,539,004       6,377,564
                                                                  ===========     ===========      ==========
LOSS PER COMMON SHARE AND COMMON SHARE EQUIVALENT
  ASSUMING FULL DILUTION  . . . . . . . . . . . . . . . . . . .   $      (.41)(a) $      (.32)(a)  $     (.48)
                                                                  ===========     ===========      ==========

---------------

          (a) This calculation is submitted in accordance with Item 601(b)(11) of Regulation S-K although it is not required by APB Opinion No. 15 because it is antidilutive.